EXHIBIT 10.77.2

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT (“Agreement”) is entered into as of June 7, 2002, by and between General Electric Capital Corporation (“Lender”) and Tarrant Apparel Group (“Borrower”).

WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated as of September 1, 1999 regarding a loan thereunder in the original principal amount of US $12,500,000 (as amended or modified from time to time, the “September Loan Agreement”);

WHEREAS, Borrower and Lender also entered into that certain Loan Agreement dated as of October 12, 1999 regarding a loan thereunder in the original principal amount of US $3,750,000 (as amended or modified from time to time, the “October Loan Agreement”);

WHEREAS, the September Loan Agreement and the October Loan Agreement are sometimes hereinafter referred to collectively as the “Loan Agreement”; capitalized terms used but not defined herein shall have the meanings given in the Loan Agreement, as applicable);

WHEREAS, on or about March 28, 2002, Lender delivered to Borrower a letter waiving Borrower’s compliance under Section 10(c) of the Loan Agreement for its fiscal quarters ending December 31, 2001 and March 31, 2002 (a copy of which letter is attached hereto as Exhibit A, and incorporated herein by this reference and called, the “Waiver Letter”); and

WHEREAS, in accordance with the terms of the Waiver Letter, the parties now desire to further clarify the terms and conditions of such waiver agreement and provide for certain additional modifications to the Loan Agreements, on and subject to the terms of this Agreement;

NOW THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower agree as follows:

1.  Conditions of Waiver; Agreements.    The parties hereto reaffirm their respective agreement to the terms and conditions of the Waiver Letter, subject to the further provisions of this Agreement. As indicated therein, such violations constituted Events of Default, which absent Lender’s waiver thereof, would have entitled Lender to exercise all of its rights and remedies under the Loan Agreement and under law. Notwithstanding the foregoing, Lender’s waiver hereunder and under the Waiver Letter is subject, in all respects, to Borrower’s execution and delivery of this Agreement and the satisfaction of the terms and conditions hereof. In accordance with the foregoing, Borrower hereby further agrees as follows:

(i)  That Borrower shall pay to Lender an immediate prepayment of the Loan described in the September Loan Agreement, in the amount of $250,000, in good funds (which amount Lender hereby confirms has been received);

(ii)  That Borrower shall pay to Lender, in good funds, a documentation fee in the amount of $10,000 (which amount Lender hereby confirms has been received);

(iii)  That the Note evidencing the Loan under the September Loan Agreement is hereby amended by adding to the existing monthly installments thereunder, an additional Twenty-Five Thousand Dollar ($25,000) per month principal payment, commencing with the monthly installment due thereunder on June 1, 2002, and on the date of each monthly installment thereafter; and

(iv)  To cause each guarantor and any other party that may be obligated with respect to the indebtedness evidenced by the Loan Agreement, to provide its written consent to the terms of the Waiver Letter and this Agreement, in form and substance satisfactory to Lender.

2.  Credit Support Documents.    It is hereby agreed that any security agreement, chattel mortgage, guaranty, letter of credit, letter of credit agreement, recourse arrangement, or other agreement given as security for the Indebtedness evidenced by the Loan Agreement and the other Debt Documents shall remain in full force and effect, and unmodified, except to the extent provided herein.

3.  Conditions Unsatisfied.    Failure of Borrower to satisfy the terms and conditions of this Agreement shall constitute an Event of Default under the Loan Agreement.

4.  No Claims.    Borrower and each guarantor by their signature hereto where indicated, each acknowledges that there are no existing claims, defenses (personal or otherwise) or rights of setoff or recoupment whatsoever with respect to any Loan Agreement or any other Debt Document. Borrower and each guarantor by their signature hereto where indicated, each agrees that this Agreement in no way acts as a release or relinquishment of any liens or other rights in favor of Lender.

5.  Indemnifications; Reaffirmations.    Borrower hereby agrees to and does indemnify and hold the Lender and each of its directors, shareholders, officers, employees, affiliates, attorneys and agents harmless from and against any and all liabilities which may be imposed on, incurred by or asserted against the same in any manner relating to or arising out of the Loan Agreement, this Agreement or any act, event or transaction related to, attendant to or preceding the execution of this Agreement. The Borrower hereby agrees with, reaffirms and acknowledges the representations and warranties contained in the Loan Agreement. Furthermore, the Borrower represents that, as of the date hereof, all representations and warranties contained in the Loan Agreement continue to be true and in full force and effect. This Agreement is given to the Lender by the Borrower without defenses, set-offs, claims or counterclaims of any kind. To the extent that any defenses, set-offs, claims or counterclaims against the Lender may exist, the Borrower waives and releases the Lender from same. The Borrower ratifies and reaffirms all terms, covenants, conditions and agreements contained in the Loan Agreement.

6.  Miscellaneous.    THIS AGREEMENT MERELY MODIFIES THE LOAN AGREEMENT AND CERTAIN DEBT DOCUMENTS; IT DOES NOT IN ANY WAY DISCHARGE THE INDEBTEDNESS EVIDENCED THEREBY. EXCEPT AS OTHERWISE MODIFIED BY THIS AGREEMENT, ALL TERMS OF THE DEBT DOCUMENTS REMAIN IN FULL FORCE AND EFFECT. This Agreement shall not be effective unless and until Lender receives a written consent, in form and substance satisfactory to Lender, from each guarantor and all other parties that may be obligated with respect to the Indebtedness evidenced by the Debt Documents. Lender’s waivers herein are expressly conditioned upon the accuracy of the financial statements and other information submitted by Borrower and the existence of no other Event of Default, other than the ones specifically addressed herein or in the Waiver Letter. This Agreement will not, and shall not be construed to, give Borrower any right to any future waiver or modification of any terms of the Debt Documents. The waivers of Lender herein are only for the time period and the matters addressed hereby. Lender’s waivers are not intended to apply to any other time period or any other event. All amounts due or becoming due under the Loan Agreement or otherwise to Lender, are not, and will not be, subject to any defense, setoff, recoupment, abatement or counterclaim for any reason whatsoever. To the extent that any defenses, set-offs, recoupments, abatements, claims or counterclaims may exist, the Borrower waives and releases the Lender from the same. The terms of this Agreement are incorporated into and made a part of the Debt Documents. Lender reserves all of its rights and remedies under the Loan Agreement and the other Debt Documents.

IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

TARRANT APPAREL GROUP		GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ PATRICK CHOW	By:	/s/ LEAH A. SMITH
	Patrick Chow Chief Financial Officer		Leah A. Smith Senior Risk Manager

Accepted and agreed to by:

SIEMENS FINANCIAL SERVICES, INC., fka SIEMENS CREDIT CORPORATION

By:	/s/ CRAIG L. JOHNSON
Craig L. Johnson VP Credit and Operations

Date: 07/11/02

CONSENT OF GUARANTOR

The undersigned Guarantor has received a copy of and read the above Modification Agreement and the Waiver Letter attached thereto (collectively, the “Modification Documents”), executed by Tarrant Apparel Group (“Borrower”) and General Electric Capital Corporation (“Lender”). The undersigned hereby consents to the terms and conditions of the Modification Documents. The undersigned executed and delivered to Lender, a Corporate Guaranty dated September 1, 1999 along with a Master Security Agreement dated as of September 1, 1999, a Corporate Guaranty dated October 12, 1999 along with a Master Security Agreement dated as of October 12, 1999, and certain other documents, instruments, security and other and agreements executed in connection therewith (collectively, the “Guaranty Documents”). The undersigned hereby further agrees and affirms, in all respects, for good and valuable consideration, the receipt of which is hereby acknowledged, that the Guaranty Documents are hereby reaffirmed and remain and shall remain in full force and effect without variance, qualification, discharge, or diminution, and that pursuant to each such Guaranty Document, the undersigned guarantees, among other things, the obligations of Borrower under the Modification Documents and all other Debt Documents.

The undersigned Guarantor further agrees to sign a Trust Modification document, acceptable in form and substance to GE Capital Bank, S.A., to acknowledge under the Trust Agreement (“Contrato de Fideicomiso Irrevocable en Garantía número F/172”) signed with GE Capital Bank, S.A., that a modification has occurred under the Loan Agreement.

TARRANT MEXICO, S DE R.L. DE C.V.

By:	/s/ CORAZON REYES
Corazon Reyes
Title

Date: 6/7/02

Exhibit A

[Copy of Waiver Letter]